================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            PERFORMANCE FUNDS TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

[PERFORMANCE FUNDS LOGO]

                                AUGUST 10, 1998

DEAR VALUED SHAREHOLDER:

     The enclosed proxy materials relate to a Special Meeting of Shareholders of the Performance Funds Trust, to be held on September 14, 1998 at 10:00 a.m., Eastern time, at the Fund's offices at 3435 Stelzer Road, Columbus, Ohio 43219 (the "Meeting").

     At the Meeting, Shareholders of all of the Funds will be asked to approve certain changes to their Fund's fundamental investment policies. These changes will collectively give the Funds more flexibility in their investments.

     Shareholders will also be asked at the Meeting to elect three trustees and to ratify the selection of an independent accountant. The Shareholders are being asked to elect Charles M. Carr, Walter B. Grimm and John William Head to the Board of Trustees and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountant of the Trust.

     The Trustees recommend that Shareholders approve each of these proposals.

     Although the Trustees would like very much to have you attend the Meeting, they realize that this is not always possible. Whether or not you plan to be present at the Meeting, YOUR VOTE IS NEEDED. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

     Your Trustees look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                          Sincerely yours,

                                          /s/ Walter B. Grimm
                                          Walter B. Grimm
                                          President

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

     Thank you for your cooperation and prompt attention to this matter.

                  PRELIMINARY COPIES FOR USE OF THE SECURITIES
                          AND EXCHANGE COMMISSION ONLY

                            PERFORMANCE FUNDS TRUST
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 14, 1998

To the Shareholders:

     Notice is hereby given that a Special Meeting of Shareholders of the Performance Funds Trust (the "Trust"), and each series of the Trust, The Money Market Fund, The Short Term Government Income Fund, The Intermediate Term Government Income Fund, The Small Cap Fund, The Mid Cap Growth Fund and The Large Cap Equity Fund (each a "Fund" and collectively the "Funds") will be held at the offices of the Trust at 3435 Stelzer Road, Columbus, Ohio 43219 at 10:00 a.m. Eastern Daylight Time, on September 14, 1998, for the following purposes:

          1. To ratify the election of two members of the Board of Trustees of the Trust and elect one new member of the Board of Trustees of the Trust to serve until their successors are duly elected and qualified;

          2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Trust for the fiscal year ending May 31, 1999;

          3. To approve a change in the investment policies of each of the Funds to permit each Fund to make loans or lend its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of a Fund's total assets.

          4. To approve a change in the investment policies of each of the Funds to permit each Fund to borrow from banks up to 33 1/3% of the current value of its total assets for any purpose and to eliminate any limits on purchasing securities when borrowing exists.

          5. To approve a change in the investment policies of the Mid Cap Fund to remove the restriction on the Fund participating on a joint, or a joint and several basis, in any securities trading account.

          6. To approve a change in the investment policies of the Mid Cap Fund to permit the Fund to purchase or acquire commodities or commodity contracts.

          7. To approve a change in the investment policies of each of the Funds, except the Small Cap Fund which already permits it, to permit each Fund to invest in shares of affiliated investment companies and to permit the Adviser to discontinue its policy of waiving the fees it earns for the portion of the Fund's assets invested in unaffiliated investment companies.

          8. To approve a change in the investment policies of the Money Market Fund to permit the Fund to invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof.

          9. To approve a change in the investment policies of the Money Market Fund to permit the Fund to invest more than 25% of its total assets in instruments issued by banks, including foreign banks.

          10. To transact such other business as may properly come before the meeting, or any adjournment thereof.

     The Board of Trustees of the Fund has fixed the close of business on July 27,1998 as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Trustees

                                          Ellen Stoutamire
                                          Secretary
August 10, 1998

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                  PRELIMINARY COPIES FOR USE OF THE SECURITIES
                          AND EXCHANGE COMMISSION ONLY

                            PERFORMANCE FUNDS TRUST
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                        SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 14, 1998

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Performance Funds Trust (the "Trust") to be voted at a Special Meeting of the Shareholders of the Trust ("Shareholders") to be held on September 14, 1998, at 10:00 a.m. Eastern Daylight Time at the offices of the Fund at 3435 Stelzer Road, Columbus, Ohio 43219, and at any adjournments thereof (collectively, the "Meeting"). A Notice of Special Meeting of Shareholders and proxy card accompany this Proxy Statement. This Proxy Statement is being mailed to the Shareholders of each series of the Trust, The Money Market Fund, The Short Term Government Income Fund, The Intermediate Term Government Income Fund, The Small Cap Fund, The Mid Cap Growth Fund and The Large Cap Equity Fund (each a "Fund" and collectively the "Funds"), on or about August 10, 1998.

     At the Meeting, Shareholders of all the Funds will be asked to consider and vote upon the following two proposals.

          1. To ratify the election of two members of the Board of Trustees of the Trust and elect one new member of the Board of Trustees of the Trust to serve until their successors are elected and qualified;

          2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Trust for the fiscal year ending May 31, 1999;

     Proposals 3 through 9 relate to amending and updating certain fundamental investment policies of certain of the Funds. Pursuant to the Investment Company Act of 1940, as amended, (the "1940 Act") approval of a change to Funds' fundamental investment policies requires Shareholder approval. The specifics of Proposals 3 through 9 are as follows:

          3. To approve a change in the investment policies of each of the Funds to permit each Fund to make loans or lend its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of a Fund's total assets.

          4. To approve a change in the investment policies of each of the Funds to permit each Fund to borrow from banks up to 33 1/3% of the current value of its total assets for any purpose and to eliminate any limits on purchasing securities when borrowing exists.

          5. To approve a change in the investment policies of the Mid Cap Fund to remove the restriction on the Fund participating on a joint, or a joint and several basis, in any securities trading account.

          6. To approve a change in the investment policies of the Mid Cap Fund to permit the Fund to purchase or acquire commodities or commodity contracts.

          7. To approve a change in the investment policies of each of the Funds, except the Small Cap Fund which already permits it, to permit the Funds to invest in shares of affiliated investment companies and to permit the Adviser to discontinue its policy of waiving the fees it earns for the portion of the Fund's assets invested in unaffiliated investment companies.

          8. To approve a change in the investment policies of the Money Market Fund to permit the Fund to invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof.

          9. To approve a change in the investment policies of the Money Market Fund to permit the Fund to invest more than 25% of its total assets in instruments issued by banks, including foreign banks.

          10. To transact such other business as may properly come before the meeting, or any adjournment thereof.

     Proxy solicitations will be made, beginning on or about August 10, 1998, primarily by mail, but proxy solicitations also may be made by telephone, facsimile or personal interviews conducted by officers and employees of the Fund as well as by BISYS Fund Services ("BISYS"). BISYS acts as the administrator and transfer agent of the Fund. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219. Performance Funds Distributor, Inc. is the distributor for the Funds. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund.

     The Funds may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. The Trust is unaware of any such challenge at this time. Shareholders would be called at the phone number the Trust has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. The Board of Trustees of the Trust has adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting. Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Trust's Secretary, by properly executing a later-dated proxy or by attending the meeting and voting in person.

     The Trust's Annual Report to Shareholders for the fiscal year ended May 31, 1998, containing audited financial statements, may be obtained, without charge, by calling 1-800-PERFORM (737-3676) or mailing your request to: Performance Funds Distributor, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

VOTING

     The following table summarizes each proposal to be presented at the Meeting and the Funds solicited with respect to such proposal:

                               PROPOSAL                                    AFFECTED FUNDS
                               --------                                    --------------
1.   Elect three members of the Board of Trustees.                      All Funds
2.   Ratify selection of independent accountants.                       All Funds
3.   Change the Funds' investment policies regarding their              All Funds
     ability to lend their portfolio securities.
4.   Change the Funds' investment policies regarding borrowing up       All Funds
     to 33 1/3% of their net assets and purchasing new shares
     when borrowing exists.
5.   Change the Fund's investment policies regarding its ability        Mid Cap Fund
     to participate on a joint basis in any securities trading
     account.
6.   Change the Fund's investment policies regarding its ability        Mid Cap Fund
     to acquire commodities or commodity contracts.
7.   Change the Funds' investment policies regarding their              All Funds except the
     ability to invest in affiliated investment companies and           Small Cap Fund
     forego fee waivers for investments in unaffiliated funds.
8.   Change the Money Market Fund's policies regarding                  Money Market Fund
     concentration in a single issuer.
9.   Change the Money Market Fund's policies regarding                  Money Market Fund
     concentration in bank instruments.

     The record date for determining Shareholders entitled to vote at the meeting is July 27, 1998.

     Each Fund has two classes of shares, a "Consumer Service Class" and an "Institutional Class." The following table sets forth the net assets and approximate number of shares issued and outstanding for each class of each Fund as of the close of business on July 27, 1998.

                                                                     OUTSTANDING
                      FUND                            CLASS            SHARES
                      ----                            -----            ------
Intermediate Term Government Income Fund            Consumer           779,404.002
                                                  Institutional     10,836,760.380
Large Cap Equity Fund                               Consumer         2,073,921.982
                                                  Institutional     10,306,620.472
Mid Cap Growth Fund                                 Consumer          1,495,010.99
                                                  Institutional      7,962,274.043
Money Market Fund                                   Consumer         80,401,380.28
                                                  Institutional     371,544,012.43
Short Term Government Income Fund                   Consumer           639,776.103
                                                  Institutional     11,457,417.198
Small Cap Fund                                      Consumer           814,637.538
                                                  Institutional      5,930,778,982

     Each class of shares has an unlimited number of shares of beneficial interest in the Fund (the "Shares"), each Share having a par value of $0.001. Each Share outstanding on the record date is entitled to one vote on all matters submitted to Shareholders at the Meeting, with pro rata voting rights for any fractional shares. The tellers appointed for the Meeting will count the total number of votes cast FOR approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast.

     The following table shows each party known to the Trust to be the beneficial owner of more than five percent of any class of the Trust's voting securities.

                                                                                                PERCENT OF
     TITLE OF FUND AND CLASS                    NAME AND ADDRESS                TOTAL SHARES    CLASS OWNED
     -----------------------                    ----------------                ------------    -----------
Intermediate Term Government       Harman & Co.                                10,752,519,328      99.222
Income Fund                        c/o TrustMark National Bank
Institutional Class                Jackson, MS 39205-0291

Intermediate Term Government       Corelink Financial Inc.                        544,565,997      69.869
Income Fund                        P.O. Box 4054
Consumer Service Class             Concord, CA 94524

Large Cap Equity Fund              Corelink Financial Inc.                        465,498,491      22.445
Consumer Service Class             P.O. Box 4054
                                   Concord, CA 94524

Large Cap Equity Fund              First American Trust Company                 2,327,729,804      22.584
Institutional Class                Managed Omnibus Reinvest
                                   421 North Main Street
                                   Santa Ana, CA 92701-4617

Large Cap Equity Fund              Harman & Co.                                 7,638,260,407      74.109
Institutional Class                c/o TrustMark National Bank
                                   Jackson, MS 39205-0291

Mid Cap Growth Fund                Harman & Co.                                 7,878,671,288      98.949
Institutional Class                c/o TrustMark National Bank
                                   Jackson, MS 39205-0291

MidCap Growth Fund                 Corelink Financial Inc.                        652,316,367      43.632
Consumer Service Class             P.O. Box 4054
                                   Concord, CA 94524

Money Market Fund                  W. G. Yates & Sons Construction              4,475,454,620       5.566
Consumer Service Class             Attention: Marvin Blanks
                                   P.O. Box 456
                                   Philadelphia, PA 39350-0456

Money Market Fund                  St. Dominic Jackson Memorial Hospital       12,230,829,510      15.212
Consumer Service Class             Attention: Frank Quiriconi
                                   969 Lakeland Drive
                                   Jackson, MS 39216-4601

Money Market Fund                  BISYS Fund Services Ohio Inc.                    2,073,470     100.000
Centura Class                      FBO Exclusive Benefit of our Customers
                                   3435 Stelzer Road
                                   Columbus, OH 43219-8001

Money Market Fund                  Harman & Co.                                368,498,423,080     99.180
Institutional Class                c/o TrustMark National Bank
                                   Jackson, MS 39205-0291

Short Term Government Income Fund  Harman & Co.                                11,370,049,208      99.237
Institutional Class                c/o TrustMark National Bank
                                   Jackson, MS 39205-0291

Short Term Government Income Fund  Donaldson Lufkin & Jenrette                     84,021,995      13.132
Consumer Service Class             Securities Corporation Inc.
                                   P.O. Box 2052
                                   Jersey City, NJ 07303-9998

                                                                                                PERCENT OF
     TITLE OF FUND AND CLASS                    NAME AND ADDRESS                TOTAL SHARES    CLASS OWNED
     -----------------------                    ----------------                ------------    -----------
Short Term Government Income Fund  Corelink Financial Inc.                        370,812,886      57.959
Consumer Service Class             P.O. Box 4054
                                   Concord, CA 94524

Small Cap Fund                     Donaldson Lufkin & Jenrette                     92,086,805      11.303
Consumer Service Class             Securities Corporation Inc.
                                   P.O. Box 2052
                                   Jersey City, NJ 07303-9998

Small Cap Fund                     Corelink Financial Inc.                        543,027,273      66.658
Consumer Service Class             P.O. Box 4054
                                   Concord, CA 94524

Small Cap Fund                     Harman & Co.                                 5,916,839,390      99.764
Institutional Class                c/o TrustMark National Bank
                                   Jackson, MS 39205-0291

     Proposals 1 and 2 require the affirmative vote of a plurality of all outstanding shares of the Trust represented in person or by proxy and entitled to vote. With respect to Proposals 3 through 9, a "vote of the majority of the outstanding voting securities" is required, which is defined in the "1940 Act," as the affirmative vote of the lesser of (i) 67% or more of the voting shares of the Fund entitled to vote thereon present in person or represented by proxy, or
(ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person or by letter to the Secretary of the Fund.

     All shares of a Fund affected by a proposal will vote together as a single class on such proposal. An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such a proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. There is no cumulative voting with respect to the election of Trustees.

     Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed as tellers for the Meeting. The inspectors of elections will count the total number of votes cast "for" approval of the proposal or proposals for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of a negative vote with respect to Proposals 3 through 9, but have no effect with respect to Proposals 1 and 2.

     In the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A Shareholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the by-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting.

             PROPOSALS 1 AND 2: ELECTION OF MEMBERS OF THE BOARD OF TRUSTEES AND RATIFICATION OF THE FUND'S INDEPENDENT ACCOUNTANT

PROPOSAL 1.  (ALL FUNDS)

TO RATIFY THE ELECTION OF TWO MEMBERS OF THE BOARD OF TRUSTEES OF THE TRUST AND ELECT ONE MEMBER OF THE BOARD OF TRUSTEES OF THE TRUST TO SERVE UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

     The first proposal to be considered at the Meeting is the ratification and election of a total of three members of the Board of Trustees. Mr. Carr and Mr. Head have served as Trustees of the Trust since 1996. Mr. Grimm was approved by the Board of Trustees on July 16, 1998 and will become a Trustee upon the approval of Shareholders. The Trustees are to be elected to hold office until their successors are duly elected and qualified, whichever occurs first. All shares represented by valid proxies will be voted in the election of Trustees for each nominee named below, unless authority to vote for a particular nominee is withheld. All of the nominees have consented to serve as Trustees of the Company, if elected.

     A table showing the compensation paid to the Trustees for the fiscal year ended May 3, 1998 appears on page 12 of this proxy statement.

     The following table sets forth the names, addresses, ages, principal occupations and other information regarding the Trustee nominees.

  NAME, AGE AND ADDRESS           POSITION WITH TRUST         PRINCIPAL OCCUPATION IN PAST 5 YEARS
  ---------------------           -------------------         ------------------------------------
Charles M. Carr, Age 65       Trustee since August, 1996      Petroleum consultant since 1992.
  1451 Highland Park Drive                                    Previously Managing Director at
  Jackson, MS 39211                                           Amoco (U.K.) Exploration Co., West
                                                              Gate, London, U.K.
Walter B. Grimm Age 53        President since March, 1997     Senior Vice President and Client
  3435 Stelzer Rd.                                            Services Executive BISYS Fund
  Columbus, OH 43219                                          Services Since June, 1992.
John William Head, Age 71     Trustee since August, 1996      Retired since 1990. Previously
  46 Avery Circle                                             Executive Vice President--CEO of
  Jackson, MS 39211                                           Southern Farm Bureau Casualty
                                                              Insurance Co.

REQUIRED VOTE AND RECOMMENDATION

     The ratification and election of the nominees to the Board of Trustees of a Trust requires the affirmative vote of a plurality of all the Shares of such Trust present at the meeting either in person or by proxy. The shareholders of all the series of the Trust will vote together as a single class to elect the trustees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of each nominee listed above unless the proxy is marked otherwise.

 THE BOARD OF TRUSTEES HAS APPROVED PROPOSAL 1 AND RECOMMENDS THAT SHAREHOLDERS
                          VOTE TO APPROVE PROPOSAL 1.

PROPOSAL 2.  (ALL FUNDS)

TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE TRUST FOR THE FISCAL YEAR ENDING MAY 31, 1999.

     PricewaterhouseCoopers LLP has been selected by vote of a majority of the Board of Trustees, including a majority of the independent trustees, as the independent accountants to audit the accounts of the Trust and each Fund for and during the fiscal year ending May 31, 1999. PricewaterhouseCoopers currently serves as independent accountant to the Trust and has served in that capacity since the Trust's inception. The ratification of the selection of the accountants is to be voted on at the Meeting.

REQUIRED VOTE AND RECOMMENDATION

     The ratification of the independent accountant for the Funds requires the affirmative vote of a plurality of all the Shares of such Trust present at the meeting either in person or by proxy. The shareholders of all the series of the Trust will vote together as a single class to ratify the selection of the independent accountant. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the ratification of PricewaterhouseCoopers as independent accountants for the Trust unless the proxy is marked otherwise.

 THE BOARD OF TRUSTEES HAS APPROVED PROPOSAL 2 AND RECOMMENDS THAT SHAREHOLDERS
                          VOTE TO APPROVE PROPOSAL 2.

                   PROPOSALS 3 THROUGH 9: APPROVAL OF CHANGES
              TO THE FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

     Proposals 3 through 9 relate to certain changes to the fundamental investment policies of the Fund. The Board of Trustees approved these changes in order to update the Fund's investment policies to reflect changes in the law and other regulatory developments and provide the Fund with flexibility to adapt to developments in the securities markets. The Board of Trustees has approved each of these Proposals and these changes will become effective immediately upon Shareholder approval. If a Proposal is not approved by a vote of the Shareholders, the current objective or policy as applied to the Fund will remain unchanged.

PROPOSAL 3.  (ALL FUNDS)

TO APPROVE A CHANGE IN THE INVESTMENT POLICIES OF ALL OF THE FUNDS TO PERMIT EACH FUND TO MAKE LOANS OR LEND ITS PORTFOLIO SECURITIES IF, AS A RESULT, THE AGGREGATE OF SUCH LOANS DOES NOT EXCEED 33 1/3% OF THE VALUE OF A FUND'S TOTAL ASSETS.

     At the Meeting, Shareholders of all of the Funds, will vote on changing the Funds' investment policy to permit each Fund to make loans or lend its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of the Fund's total assets. Currently each Fund in the Trust may lend up to 5% of the value of its total assets, except for the Small Cap Fund and Mid Cap Fund which may each lend its portfolio securities up to 33 1/3% of the value of its total assets.

     Securities lending serves as an attractive investment alternative for the Fund. In a securities lending arrangement, the Fund would lend securities to an institution which for certain reasons wants to borrow the securities. The most common example is an institution which needs to have securities in readily deliverable form to settle a sale where the borrower's own securities are for some reason unavailable or to cover a short sale. As compensation for lending securities, the Fund would retain a portion of interest received on the investment of cash collateral received or receive a fee from the borrower.

     If the proposed revised policy is adopted by the shareholders, the Fund would be able to lend portfolio securities up to a maximum in value of 33 1/3% of its total assets. While the lending of securities may subject a Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower was to default on its lending agreement or enter into bankruptcy, the Fund will lend only on a fully collateralized basis in order to reduce such risk. Loans would be made only to borrowers which are deemed by the Adviser to be of good financial standing. While any such loan is outstanding, it will be continuously secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government equal at all times to at least 102% of the current market value of the loaned securities plus, if applicable, accrued interest. Cash collateral received by the Fund will generally be invested in quality short-term U.S. dollar denominated Money Market Funds. Such loans may be terminated at any time by either the Fund or the borrower. The transactions are structured so that the Fund will retain most rights of ownership of the loaned securities including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired.

     The primary purpose of this Proposal is to provide the Funds more flexibility in their investment strategies and decisions as they strive to meet their investment objectives. This Proposal will bring the Funds' policies in line with the limits allowed by federal and state law, thereby providing the Funds with maximum flexibility. This flexibility may provide more opportunities to enhance the Funds' performance, with the corresponding risks which accompany increased securities lending.

REQUIRED VOTE AND RECOMMENDATION

     As provided in the 1940 Act, approval of a change to one of the Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of the Fund fail to approve this Proposal, the current investment policy will be retained.

 THE BOARD OF TRUSTEES HAS APPROVED PROPOSAL 3 AND RECOMMENDS THAT SHAREHOLDERS
                          VOTE TO APPROVE PROPOSAL 3.

PROPOSAL 4.  (ALL FUNDS)

TO APPROVE A CHANGE IN THE INVESTMENT POLICIES OF ALL OF THE FUNDS TO PERMIT EACH FUND TO BORROW FROM BANKS UP TO 33 1/3% OF THE CURRENT VALUE OF ITS TOTAL ASSETS FOR ANY PURPOSE AND TO ELIMINATE ANY LIMITS ON PURCHASING SECURITIES WHEN BORROWINGS EXIST.

     At the Meeting, the Shareholders of all of the Funds will vote on approving a change in the investment policy of the Funds to permit each of these Funds to borrow from banks up to 33 1/3% of the current value of its total assets.

     Currently each Fund may borrow from banks only up to 10% of the current value of its net assets (33 1/3% for Small Cap and Mid Cap Funds) for temporary purposes only in order to meet redemptions.

     This Proposal will increase the limit which each Fund is permitted to borrow to 33 1/3% of total assets, and will allow the Fund to borrow for purposes other than to meet redemptions.

     The primary purpose of this Proposal is to update each Fund's limitation on borrowing in light of current law and interpretations thereof by regulatory authorities and to provide the Funds with more flexibility. As amended, the limitation will afford each Fund increased flexibility in making investment decisions, and may enable the Funds to take advantage of changing market conditions. Under positions established by the SEC staff, investment strategies which obligate a Fund to purchase securities at a future date or otherwise require that a Fund segregate assets, may be considered to be "borrowings." However, by segregating assets equal to the amount of such "borrowings" as required by Section 18 of the 1940 Act, these investment strategies will not result in the issuance of "senior securities" by the Fund.

     Borrowing will involve the use of "leverage" when cash made available to the Fund through the borrowing is used to make additional portfolio investments. Use of leveraging involves special risks and may involve speculative investment techniques. The Funds will use leverage only when the investment adviser to the Funds believes that the leveraging and the returns available to a Fund from investing the cash will provide shareholders a potentially higher return.

     Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund.

     The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

     This change in investment policy is not expected to materially affect, in the foreseeable future, the manner in which the Fund is managed, the investment performance of the Fund, or the instruments in which they invest.

REQUIRED VOTE AND RECOMMENDATION

     As provided in the 1940 Act, approval of a change to the Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of the Fund fail to approve this Proposal, the Fund's current investment policy will be retained.

PROPOSAL 5.  (MID CAP FUND)

TO APPROVE A CHANGE IN THE INVESTMENT POLICIES OF THE MID CAP FUND TO REMOVE THE RESTRICTION ON THE FUND PARTICIPATING ON A JOINT, OR A JOINT AND SEVERAL, BASIS IN ANY SECURITIES TRADING ACCOUNT.

     At the Meeting, Shareholders of the Mid Cap Fund will vote on removing the Fund's investment policy which prohibits the Fund from participating on a joint, or a joint and several, basis in any securities trading account.

     The 1940 Act currently prohibits investment companies from participating in certain joint activities. If Proposal 6 is approved, the Mid Cap Fund will not participate in a joint securities trading account unless such activity is permitted by the Securities and Exchange Commission ("SEC") either via amendment of the current provisions of the 1940 Act prohibiting joint activities, via an exemptive order or otherwise. Management believes that the existing 1940 Act restrictions provide sufficient protection to Shareholders of the Mid Cap Fund such that additional fundamental restrictions are not required.

     Most funds which establish joint accounts do so to facilitate the "bulk purchase" of short-term investments on behalf of the various funds participating in the account. Generally, funds may earn a higher rate of return on investments through joint accounts than the rate they could earn individually because, under most market conditions, it is possible to negotiate a higher rate of return on larger repurchase agreements and larger quantities of other short-term investments than the rate available in smaller transactions. Joint accounts may also increase the number of dealers and issuers willing to enter into short-term investments with the various funds participating in the accounts.

REQUIRED VOTE AND RECOMMENDATION

     As provided in the 1940 Act, approval of a change to the Mid Cap Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of the Mid Cap Fund fail to approve this Proposal, the Fund's current investment policy will be retained.

PROPOSAL 6.  (MID CAP FUND)

TO APPROVE A CHANGE IN THE INVESTMENT POLICIES OF THE MID CAP FUND TO PERMIT THE FUND TO PURCHASE OR ACQUIRE COMMODITIES OR COMMODITY CONTRACTS.

     At the Meeting, the Shareholders of the Mid Cap Fund will vote on changing the Fund's fundamental investment policy which prohibits the Fund from acquiring commodities or commodity contracts.

     The primary purpose of this Proposal is to update the Mid Cap Fund's investment policies in light of recent changes in the law. The Mid Cap Fund's fundamental policies were originally adopted to be consistent with state securities ("blue sky") regulations, which placed limits on the types of securities the Fund could acquire. Recent federal legislation eliminated state regulatory requirements including the requirement embodied in these investment policies. If the Proposal is approved, the Mid Cap Fund will be able to purchase or acquire commodities or commodity contracts. The Fund may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. The Fund may hedge a portion of its portfolio by purchasing such instruments during a market advance or when the Adviser anticipates an advance. In attempting to hedge a portfolio, the Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions. The Fund will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase.

     One risk involved in the purchase and sale of futures and options is that a Fund may not be able to effect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market.

     Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to a Fund's income) but, as long as its obligation as a writer continues, such Fund will have retained the risk of loss should the price of the underlying security decline. Investors should note that because of the volatility of the market value of the underlying security, the loss from investing in futures transactions is potentially unlimited. In addition, a Fund has no control over time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

     Changing this fundamental policy is not expected to materially affect, in the foreseeable future, the manner in which the Mid Cap Fund is managed, the investment performance of the Fund, or the instruments in which it invests.

REQUIRED VOTE AND RECOMMENDATION

     As provided in the 1940 Act, approval of a change to the Mid Cap Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Funds. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of the Mid Cap Fund fail to approve this Proposal, the Fund's current investment policy will be retained.

PROPOSAL 7.  (ALL FUNDS EXCEPT THE SMALL CAP FUND)

TO APPROVE A CHANGE IN THE INVESTMENT POLICIES OF ALL OF THE FUNDS, EXCEPT THE SMALL CAP FUND WHICH ALREADY PERMITS THE POLICY, TO PERMIT THE FUNDS TO INVEST IN SHARES OF AFFILIATED INVESTMENT COMPANIES AND TO PERMIT THE ADVISER TO DISCONTINUE ITS POLICY OF WAIVING THE FEES IT EARNS FOR THE PORTION OF THE FUND'S ASSETS INVESTED IN UNAFFILIATED INVESTMENT COMPANIES.

     At the Meeting, Shareholders of all of the Funds, except the Small Cap Fund, will be asked to vote to permit the Funds to invest in shares of affiliated investment companies and to permit the Adviser to discontinue its policy of waiving the fees it earns for the portion of the Fund's assets invested in unaffiliated investment companies.

     The ability of mutual funds to invest in other investment companies is regulated by the 1940 Act, and, until recently, by some state regulations. When the Funds' current investment policy was originally adopted it embodied the 1940 Act restrictions and the state regulations. The state regulations are no longer applicable and federal requirements have been liberalized by exemptive orders. BISYS, the administrator of the Trust, has been granted exemptive relief by the Securities and Exchange Commission to allow certain funds it administers to invest in affiliated Money Market Funds. BISYS is in the process of amending this exemption to include the Funds. The Funds will not invest in shares of affiliated investment companies prior to this exemptive relief being granted to the Funds. Fund management seeks Shareholder approval to change this fundamental policy to reflect these changes.

     Currently each of the Funds are permitted to invest in shares of other open-end investment companies, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. This Proposal will permit the Funds, except the Small Cap Fund, to purchase the securities of affiliated investment companies to the extent permitted under the 1940 Act or an exemption granted by the Securities and Exchange Commission ("SEC"). Under the 1940 Act, a fund may purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the fund, (ii) 5% of the fund's total assets, taken at market value, would be invested in anyone such company, or (iii) 10% of the fund's total assets, taken at market value, would be invested in such securities.

     Fund management anticipates that permitting the Funds to invest in affiliated investment companies will benefit the Funds by enhancing the efficiency of the Funds and by providing increased short-term investment opportunities. Specifically, Fund management believes that the Funds will potentially be able to enhance their cash management by investing in an affiliated money market fund.

     Currently the Adviser and the administrator are required to waive their fees for that portion of the Funds' assets invested in other investment companies. This Proposal will permit the Adviser to collect the fees it earns for that portion of the Funds' assets invested in unaffiliated investment companies. The Adviser will continue to waive their fees for that portion of the Funds' assets invested in affiliated investment companies and the Administrator.

     When the Funds invest a portion of their assets in other investment companies, the Adviser is still required to provide certain advisory services to the Funds including selecting the portfolio or other investment company in which the Fund invests, monitoring such entity's performance, coordinating the Fund's relationship with such entity, and communicating with the Fund's Board of Trustees and shareholders regarding such entity's performance. Many of these services overlap when the Funds invest in affiliated investment companies. This Proposal will allow the Adviser to receive its fees when the Funds invest in unaffiliated investment companies, however, the Adviser will continue to waive one of the fees it earns when the Funds invest in affiliated investment companies.

REQUIRED VOTE AND RECOMMENDATION

     As provided in the 1940 Act, approval of a change to the Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of the Fund fail to approve this Proposal, the Fund's current investment policy will be retained.

 THE BOARD OF TRUSTEES HAS APPROVED PROPOSAL 7 AND RECOMMENDS THAT SHAREHOLDERS
                          VOTE TO APPROVE PROPOSAL 7.

PROPOSAL 8.  (MONEY MARKET FUND)

TO APPROVE A CHANGE IN THE INVESTMENT POLICIES OF THE MONEY MARKET FUND TO PERMIT THE FUND TO INVEST UP TO 25% OF ITS TOTAL ASSETS IN THE FIRST TIER SECURITIES OF A SINGLE ISSUER FOR A PERIOD OF UP TO THREE BUSINESS DAYS AFTER THE ACQUISITION THEREOF.

     The proposed change to the investment restriction regarding investment in securities issued by a single issuer is designed to provide the Money Market Fund the opportunity to take advantage of a safe harbor available under the 1940 Act with regard to portfolio diversification. Money market funds are restricted to a maximum investment of five percent of the fund's total assets in any single issuer; however, under the safe harbor such funds may exceed that limit up to a maximum of 25% for a period of up to three business days with respect to a single issuer.

     The Money Market Fund currently is limited to investing up to 5% of its total assets in securities of a single issuer other than the U.S. Government or its agencies or instrumentalities. Currently the Fund may not purchase a security if, as a result, more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities. The proposed restriction adds the temporary authority to exceed the 5% limit permitted by Rule 2a-7 under the 1940 Act as follows: The Fund may not purchase a security, if as a result more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities; provided that the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days. Accordingly, this proposal will increase the portion of the Money Market Fund's assets that may be invested, on a temporary basis, in the securities of a single issuer. The greater proportion of the Fund invested in a particular issuer, the greater the impact changes in the value of such securities may have on the Fund's total investment portfolio. This will result in greater opportunities for gain, accompanied by the greater risks involved with investing a larger portion of assets in a single issuer. The Adviser believes that the proposed restriction will provide the Fund with additional flexibility in connection with the purchase of portfolio securities while maintaining full compliance with the diversification requirements of Rule 2a-7 under the 1940 Act.

REQUIRED VOTE AND RECOMMENDATION

     As provided in the 1940 Act, approval of a change to the Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of the Fund fail to approve this Proposal, the Fund's current investment policy will be retained.

PROPOSAL 9.  (MONEY MARKET FUND)

TO APPROVE A CHANGE IN THE INVESTMENT POLICIES OF THE MONEY MARKET FUND TO PERMIT THE FUND TO INVEST MORE THAN 25% OF ITS TOTAL ASSETS IN INSTRUMENTS ISSUED BY BANKS, INCLUDING FOREIGN BANKS.

     The proposed change to the investment restriction regarding concentration in the banking industry is designed to expand the universe of investments available to the Money Market Fund in meeting its concentration policy. Currently, the Money Market Fund is permitted to invest more than 25% of its total assets in obligations issued by the domestic banking industry. The domestic banking industry has experienced, and is expected to continue to experience, significant consolidation which further limits the investment opportunities for the Money Market Fund. Additionally, the Adviser has expanded its research coverage of the banking industry outside the United States and believes the Fund would benefit from the opportunity to invest in securities issued by foreign banks as part of its concentration in the banking industry. The proposed change would require the Money Market Fund to maintain a minimum of 25% of its total assets in obligations issued by the banking industry which would include those issued by foreign banks, foreign branches of U.S. banks, and
U. S. branches of foreign banks.

     The proposed restriction would not change the credit quality parameters governing the Fund's investments but would provide the Adviser with additional flexibility in managing the Fund's investments while maintaining a high quality, diversified portfolio of dollar-denominated securities. Securities of foreign issuers involve certain risks not typically involved in purely domestic investments, including different economic, financial, political and social factors, future foreign political and economic developments and possible imposition of foreign governmental laws or restrictions applicable to such investments.

REQUIRED VOTE AND RECOMMENDATION

     As provided in the 1940 Act, approval of a change to the Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of the Fund fail to approve this Proposal, the Fund's current investment policy will be retained.

                            MANAGEMENT OF THE FUNDS

     The following table sets forth the names, addresses, principal occupation and other information regarding the current trustees and executive officers of the Trust.

         NAME AND ADDRESS                 PRINCIPAL OCCUPATION OR EMPLOYMENT IN PAST 5 YEARS
         ----------------                 --------------------------------------------------
John J. Pileggi, Age 38               Senior Managing Director, Furman Selz LLC.
  230 Park Avenue
  New York, NY 10169
Charles M. Carr, Age 65               Petroleum consultant since 1992. Previously Managing
  1451 Highland Park Drive            Director at Amoco (U.K.) Exploration Co., West Gate,
  Jackson, MS 39211                   London, U.K.
John William Head*, Age 71            Retired since 1990. Previously Executive Vice
  46 Avery Circle                     President--CEO of Southern Farm Bureau Casualty Insurance
  Jackson, MS 39211                   Co.
James H. Johnston, III, M.D., Age     Physician (Gastroenterologist) with Gastrointestinal
  50                                  Associates, P.A., Jackson, Mississippi since 1984.
  1421 North State Street, Suite
  203
  Jackson, MS 39202
James T. Mallette*, Age 37            Attorney, Stubblefield, Mallette & Harvey, P.A., since May
  3900 Lakeland Drive                 1, 1997. Prior thereto Mr. Mallette was an attorney with
  Jackson, MS 39208                   the firm of Daniel Coker Horton and Bell, 111 East Capital
                                      Building, Suite 600, Jackson, Mississippi since July 1987.
                                      President and Director of Rollingwood Beautiful
                                      Association, Inc., Director of Easter Seal Society of
                                      Jackson, Mississippi, Inc.
Walter P. Neely, Ph.D., CFA, Age      Professor and Consultant, Millsaps College, Jackson,
  51                                  Mississippi, since 1980. Director, KLLM Transport Systems,
  1701 North State Street             Jackson, Mississippi.
  Jackson, MS 39210

---------------
* "Interested person" of the Fund as defined in the Investment Company Act of 1940.

     During each Fund's fiscal year ended May 31, 1998, the Board of Trustees held 4 meetings for each Fund. All of the trustees, including the three nominees up for election at the Meeting, attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such trustee was a member during the fiscal year ended May 31, 1998. The trust has a standing Audit Committee, Nominating Committee, Equity Pricing Committee and a Fixed Income Pricing Committee. Two meetings of the Audit Committee were held during the fiscal year ended May 31, 1998. Each of the Trustees holds the same position with each of the Funds in the Trust.

     Each of the Trustees who is not affiliated with the Distributor or the Adviser receives from the Trust an annual fee of $5,000 and a fee for each Board of Trustees and Board committee meeting attended of $1000. Trustees who are affiliated with the Distributor or the Adviser do not receive compensation from the Trust. The following table list the compensation paid to each of the Trustees by the Trust during the Trust's fiscal year ended

May 31, 1998. No executive officer or person affiliated with the Trust received compensation from the Trust for the fiscal year ended May 31, 1998 in excess of $60,000.

                                  TOTAL COMPENSATION
       TRUSTEE                        FROM TRUST
       -------                        ----------
John J. Pileggi                        $ 9,500
Charles M. Carr                        $10,000
John William Head                      $10,000
James H. Johnston, III                 $10,000
James T. Mallette                      $10,000
Walter P. Neely                        $10,000

     The Trustees did not and have not accrued pension or retirement benefits from the Funds for their service to the Trust.

     The following table lists the executive officers of the Trust.

                                              PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS
       NAME               POSITION                     DURING THE PAST FIVE YEARS
       ----               --------                     --------------------------
Walter Grimm         President            Senior Vice President & Client Services Executive,
                                          BISYS Fund Services since June, 1992.
Frank Deutchki       Vice President       Employee of BISYS Fund Services since April 1996;
                                          Vice President, Audit Director Mutual Funds Services
                                          Company, a subsidiary of United States Trust Company
                                          of New York (2/89 - 3/96).
Richard B. Ille      Vice President and   Employee of BISYS Fund Services since July 1990.
                     Assistant Secretary

     As of the date of this proxy statement, the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

     Other Business. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of Proxy.

PERFORMANCE FUNDS TRUST:                PROXY SOLICITED BY THE BOARD OF TRUSTEES

MONEY MARKET FUND (the "FUND")

         The undersigned hereby appoints Richard Ille or Jeanette Peplowski, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Performance Funds Trust (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the office of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219, on September 14, 1998 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                      PLEASE SIGN, DATE AND RETURN PROMPTLY
                                             IN THE ENVELOPE PROVIDED

                                   NOTE: Please sign exactly as your name
                                   appears on this Proxy. If joint owners,
                                   EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                   Date
                                       -----------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------
                                      Signature(s), (Title(s), if applicable)


Please indicate your vote by an "X" in the appropriate boxes below.
This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO APPROVE PROPOSALS 1 AND 2. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF DIRECTORS     FOR all nominees listed below                    WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]     to vote for all nominees listed below [ ]

                  Charles M. Carr                    Walter B.Grimm             John W. Head


       (INSTRUCTION: To withhold authority for any individual, write his or her name on the line provided below.)


------------------------------------------------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as         [ ]              [ ]               [ ]
   independent accountants for the Trust for the fiscal year      APPROVE         DISAPPROVE         ABSTAIN
   ending May 31, 1999;

3. To approve a change in the investment policies of the            [ ]              [ ]               [ ]
   Fund to permit the Fund to make loans or lend its portfolio    APPROVE         DISAPPROVE         ABSTAIN
   securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of a Fund's total assets.

4. To approve a change in the investment policies of the            [ ]              [ ]               [ ]
   Fund to permit the Fund to borrow from banks up to 33 1/3%     APPROVE         DISAPPROVE         ABSTAIN
   of the current value of its total assets for any purpose and to eliminate any limits on purchasing securities when
   borrowing exists.

7. To approve a change in the investment policies of the            [ ]              [ ]               [ ]
   Fund to permit the Fund to invest in shares of affiliated      APPROVE         DISAPPROVE         ABSTAIN
   investment companies and to permit the Adviser to discontinue its policy of waiving the fees it earns for the portion of the Fund's assets invested in unaffiliated investment
   companies.

8. To approve a change in the investment policies of the            [ ]              [ ]               [ ]
   Fund to permit the Fund to invest up to 25 percent of its      APPROVE         DISAPPROVE         ABSTAIN
   total assets in the first tier securities of a single issuer for a period of up to three business days after the
   acquisition thereof.

9. To approve a change in the investment policies of the            [ ]              [ ]               [ ]
   Fund to permit the Fund to invest more than 25% of its total   APPROVE         DISAPPROVE         ABSTAIN
   assets in instruments issued by banks, including foreign
   banks.

PERFORMANCE FUNDS TRUST:               PROXY SOLICITED BY THE BOARD OF TRUSTEES

SMALL CAP FUND (the "Fund")

         The undersigned hereby appoints Richard Ille or Jeanette Peplowski, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Performance Funds Trust (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the office of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, on September 14, 1998 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                       PLEASE SIGN, DATE AND RETURN PROMPTLY
                                             IN THE ENVELOPE PROVIDED


                                   NOTE: Please sign exactly as your name
                                   appears on this Proxy. If joint owners,
                                   EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                   Date
                                       -----------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------
                                      Signature(s), (Title(s), if applicable)


Please indicate your vote by an "X" in the appropriate boxes below.
This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO APPROVE PROPOSALS 1 AND 2. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF DIRECTORS     FOR all nominees listed below                    WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]     to vote for all nominees listed below [ ]

                  Charles M. Carr                    Walter B.Grimm             John W. Head


       (INSTRUCTION: To withhold authority for any individual, write his or her name on the line provided below.)


------------------------------------------------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as             [ ]              [ ]               [ ]
   independent accountants for the Trust for the fiscal year          APPROVE         DISAPPROVE         ABSTAIN
   ending May 31, 1999;

3. To approve a change in the investment policies of the                [ ]              [ ]               [ ]
   Fund to permit the Fund to make loans or lend its portfolio        APPROVE         DISAPPROVE         ABSTAIN
   securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of a Fund's total assets.

4. To approve a change in the investment policies of the                [ ]              [ ]               [ ]
   Fund to permit the Fund to borrow from banks up to 33 1/3% of      APPROVE         DISAPPROVE         ABSTAIN
   the current value of its total assets for any purpose and to eliminate any limits on purchasing securities when borrowing exists.

PERFORMANCE FUNDS TRUST:                PROXY SOLICITED BY THE BOARD OF TRUSTEES

MID CAP FUND (the "Fund")

         The undersigned hereby appoints Richard Ille or Jeanette Peplowski, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Performance Funds Trust (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the office of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, on September 14, 1998 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                      PLEASE SIGN, DATE AND RETURN PROMPTLY
                                             IN THE ENVELOPE PROVIDED

                                   NOTE: Please sign exactly as your name
                                   appears on this Proxy. If joint owners,
                                   EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                   Date
                                       -----------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------
                                      Signature(s), (Title(s), if applicable)


Please indicate your vote by an "X" in the appropriate boxes below.
This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO APPROVE PROPOSALS 1 AND 2. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF DIRECTORS     FOR all nominees listed below                    WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]     to vote for all nominees listed below [ ]

                  Charles M. Carr                    Walter B.Grimm             John W. Head


       (INSTRUCTION: To withhold authority for any individual, write his or her name on the line provided below.)


------------------------------------------------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as             [ ]             [ ]              [ ]
   independent accountants for the Trust for the fiscal year          APPROVE        DISAPPROVE        ABSTAIN
   ending May 31, 1999;

3. To approve a change in the investment policies of the                [ ]             [ ]              [ ]
   Fund to permit the Fund to make loans or lend its portfolio        APPROVE        DISAPPROVE        ABSTAIN
   securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of the Fund's total assets.

4. To approve a change in the investment policies of the                [ ]             [ ]              [ ]
   Fund to permit the Fund to borrow from banks up to 33 1/3% of      APPROVE        DISAPPROVE        ABSTAIN
   the current value of its total assets for any purpose and to eliminate any limits on purchasing securities when borrowing exists.

5. To approve a change in the investment policies of the                [ ]             [ ]              [ ]
   Fund to remove the restriction on the Fund participating on a      APPROVE        DISAPPROVE        ABSTAIN
   joint, or a joint and several basis, in any securities trading account.

6. To approve a change in the investment policies of the                [ ]             [ ]              [ ]
   Fund to permit the Fund to purchase or acquire commodities         APPROVE        DISAPPROVE        ABSTAIN
   or commodity contracts.

7. To approve a change in the investment policies of the                [ ]             [ ]              [ ]
   Fund to permit the Fund to invest in shares of affiliated          APPROVE        DISAPPROVE        ABSTAIN
   investment companies and to permit the Adviser to discontinue its policy of waiving the fees it earns for the portion of the
   Fund's assets invested in unaffiliated investment companies.

PERFORMANCE FUNDS TRUST:                PROXY SOLICITED BY THE BOARD OF TRUSTEES

SHORT TERM GOVERNMENT INCOME FUND
INTERMEDIATE TERM GOVERNMENT INCOME FUND
LARGE CAP EQUITY FUND (the "Funds")

         The undersigned hereby appoints Richard Ille or Jeanette Peplowski, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Performance Funds Trust (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the office of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, on September 14, 1998 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                       PLEASE SIGN, DATE AND RETURN PROMPTLY
                                              IN THE ENVELOPE PROVIDED

                                   NOTE: Please sign exactly as your name
                                   appears on this Proxy. If joint owners,
                                   EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                   Date
                                       -----------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------
                                      Signature(s), (Title(s), if applicable)


Please indicate your vote by an "X" in the appropriate boxes below.
This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO APPROVE PROPOSALS 1 AND 2. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF DIRECTORS     FOR all nominees listed below                    WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]     to vote for all nominees listed below [ ]

                  Charles M. Carr                    Walter B.Grimm             John W. Head


       (INSTRUCTION: To withhold authority for any individual, write his or her name on the line provided below.)


------------------------------------------------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP                [ ]             [ ]              [ ]
   as independent accountants for the Trust for the fiscal year       APPROVE        DISAPPROVE        ABSTAIN
   ending May 31, 1999;

3. To approve a change in the investment policies of the                [ ]             [ ]              [ ]
   Funds to permit each Fund to make loans or lend its portfolio      APPROVE        DISAPPROVE        ABSTAIN
   securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of the Fund's total assets.

4. To approve a change in the investment policies of all of             [ ]             [ ]              [ ]
   the Funds to permit each Fund to borrow from banks up to           APPROVE        DISAPPROVE        ABSTAIN
   33 1/3% of the current value of its total assets for any
   purposes and to eliminate any limits on purchasing securities when borrowing exists.

7. To approve a change in the investment policies of the                [ ]             [ ]              [ ]
   Funds to permit each Fund to invest in shares of affiliated        APPROVE        DISAPPROVE        ABSTAIN
   investment companies and to permit the Adviser to discontinue its policy of waiving the fees it earns for the portion of the
   Fund's assets invested in unaffiliated investment companies.